UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K/A
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2017

KBS STRATEGIC OPPORTUNITY REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-55424	46-2822978
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On August 22, 2017, KBS Strategic Opportunity REIT II, Inc. (the “Company”) filed a Current Report on Form 8-K dated August 18, 2017 with regard to the acquisition of an office property containing two buildings with an aggregate of 367,357 rentable square feet located on approximately 1.1 acres of land in Oakland, California (“Oakland City Center”). The Company hereby amends the Form 8-K dated August 18, 2017 to provide the required financial information related to its acquisition of Oakland City Center.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired
Oakland City Center

Report of Independent Auditors	F-1
Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016	F-2
Notes to Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016	F-3

(b)	Pro Forma Financial Information.
KBS Strategic Opportunity REIT II, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-5
Unaudited Pro Forma Balance Sheet as of June 30, 2017	F-6
Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2017	F-8
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2016	F-10

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT II, INC.

Dated: September 29, 2017	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary

REPORT OF INDEPENDENT AUDITORS
To the Board of Directors and Stockholders of
KBS Strategic Opportunity REIT II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Oakland City Center for the year ended December 31, 2016, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the footnotes for the year ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the revenues and expenses of Oakland City Center. Our opinion is not modified with respect to this matter.

/s/ Squar Milner LLP

Newport Beach, California
September 29, 2017

OAKLAND CITY CENTER
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
	(unaudited)
Revenues:
Rental income	$6,336	$11,281
Tenant reimbursements	497	921
Other income	250	376
Total revenues	7,083	12,578
Expenses:
Repairs and maintenance	1,479	2,899
Real estate taxes and insurance	872	1,861
Utilities	366	864
General and administrative	366	738
Total expenses	3,083	6,362
Revenues over certain operating expenses	$4,000	$6,216
See accompanying notes.

Table of Contents
OAKLAND CITY CENTER
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2017 (unaudited)
and the Year Ended December 31, 2016

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On August 18, 2017, KBS Strategic Opportunity REIT II, Inc. (“KBS SOR II”), through an indirect wholly owned subsidiary, acquired an office property containing two buildings with an aggregate of 367,357 rentable square feet located on approximately 1.1 acres of land in Oakland, California (“Oakland City Center”). The seller is not affiliated with KBS SOR II or its external advisor, KBS Capital Advisors LLC. The purchase price of Oakland City Center was $155.0 million plus closing costs.
KBS SOR II is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate-related loans, opportunistic real estate, real estate-related debt securities and other real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Oakland City Center is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS SOR II expects to incur in the future operations of Oakland City Center. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Oakland City Center.
The accompanying unaudited statement of revenues over certain operating expenses for the six months ended June 30, 2017 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the six months ended June 30, 2017 are not necessarily indicative of the results that may be expected for the year ending December 31, 2017.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the six most recent years based on the following factors: (i) Oakland City Center was acquired from an unaffiliated party and (ii) based on due diligence of Oakland City Center by KBS SOR II, management is not aware of any material factors relating to Oakland City Center that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by approximately $0.3 million and $0.7 million for the six months ended June 30, 2017 (unaudited) and the year ended December 31, 2016, respectively.
Use of Estimates
The preparation of the statement of revenues over certain operating expenses, as described in Note 2 and in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

Table of Contents
OAKLAND CITY CENTER
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Six Months Ended June 30, 2017 (unaudited)
and the Year Ended December 31, 2016

4.	DESCRIPTION OF LEASING ARRAGEMENTS
As of December 31, 2016, Oakland City Center was 96% leased to 44 tenants. No single tenant represented more than 10% of rental income for the year ended December 31, 2016.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2016, expected future minimum rental income due under operating leases for the years ending December 31 and thereafter were as follows (in thousands):

2017	$12,192
2018	11,035
2019	9,854
2020	7,742
2021	5,680
Thereafter	9,649
$56,152

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out or is leased out at a lower rental rate, the total amount of future minimum rent received by Oakland City Center will be reduced.
Environmental
Oakland City Center is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on Oakland City Center’s financial condition and results of operations for the periods presented.

7.	SUBSEQUENT EVENTS
KBS SOR II evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on September 29, 2017.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheet and notes of KBS Strategic Opportunity REIT II, Inc. (“KBS SOR II”) as of June 30, 2017, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2016 and for the six months ended June 30, 2017, and the notes thereto. The consolidated financial statement of KBS SOR II as of and for the year ended December 31, 2016 and the consolidated financial statements as of and for the six months ended June 30, 2017 have been included in KBS SOR II’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto for the six months ended June 30, 2017 and for the year ended December 31, 2016 of Oakland City Center, which are included herein.
The unaudited pro forma balance sheet as of June 30, 2017 has been prepared to give effect to the acquisition of Oakland City Center as if the acquisition occurred on June 30, 2017.
The unaudited pro forma statements of operations for the six months ended June 30, 2017 and for the year ended December 31, 2016 have been prepared to give effect to the acquisition of Oakland City Center that occurred on August 18, 2017, as if such acquisition occurred on January 1, 2016.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Oakland City Center been consummated as of January 1, 2016. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2017
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Strategic Opportunity REIT II Historical (a)	Oakland City Center (b)		Pro Forma Total

Assets
Real estate, net	$319,888	170,645	(c)	$490,533
Real estate loan receivable, net	3,480	—		3,480
Total real estate and real estate-related investments, net	323,368	170,645		494,013
Cash and cash equivalents	89,005	(65,348)		23,657
Restricted cash	3,154	—		3,154
Investment in unconsolidated entity	2,576	—		2,576
Rents and other receivables	1,806	—		1,806
Above-market leases, net	18	—		18
Prepaid expenses and other assets	8,482	—		8,482
Total assets	$428,409	$105,297		$533,706
Liabilities and equity
Notes payable, net	$211,154	$93,425	(d) (e)	$304,579
Accounts payable and accrued liabilities	5,204	—		5,204
Due to affiliates	1,470	—		1,470
Distributions payable	325	—		325
Below-market leases, net	617	11,872	(c)	12,489
Other liabilities	3,874	—		3,874
Total liabilities	222,644	105,297		327,941
Commitments and contingencies
Redeemable common stock	2,903	—		2,903
Equity
KBS Strategic Opportunity REIT II, Inc. stockholders’ equity
Preferred stock, $.01 par value per share; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Class A common stock, $.01 par value per share; 500,000,000 shares authorized, 15,682,257 shares issued and outstanding, 15,682,257 pro forma shares	157	—		157
Class T common stock, $.01 par value per share; 500,000,000 shares authorized, 10,176,395 issued and outstanding, 10,176,395 pro forma shares	102	—		102
Additional paid-in capital	226,684	—		226,684
Cumulative distributions and net losses	(35,582)	—		(35,582)
Accumulated other comprehensive income	80	—		80
Total KBS Strategic Opportunity REIT II, Inc. stockholders’ equity	191,441	—		191,441
Noncontrolling interests	11,421	—		11,421
Total equity	202,862	—		202,862
Total liabilities and equity	$428,409	$105,297		$533,706

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2017

(a)	Historical financial information derived from KBS SOR II’s Quarterly Report on Form 10-Q as of June 30, 2017.

(b)
Represents the acquisition of Oakland City Center. The purchase price (net of closing credits) of Oakland City Center was $158.8 million, which amount includes capitalized acquisition costs. This purchase was funded with proceeds from a mortgage loan from an unaffiliated lender (described below) and cash available from net proceeds received from KBS SOR II’s initial public offering through the acquisition date.

(c)
KBS SOR II determined the cost of tangible assets, identifiable intangibles and assumed liabilities (consisting of below-market leases and tenant origination and absorption costs) acquired in the asset acquisition based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change. KBS SOR II allocated the purchase price as follows:

Assets:
Land	$22,150
Building improvements	136,544
Tenant origination and absorption costs	11,951
Real estate, cost	170,645
Below-market leases	(11,872)
Total purchase price	$158,773

(d)
On August 18, 2017, in connection with the acquisition of Oakland City Center, KBS SOR II, through an indirect wholly owned subsidiary, entered into a mortgage loan with an unaffiliated lender, for borrowings of up to $103.4 million, secured by Oakland City Center (the “Oakland City Center Mortgage Loan”). At closing, $94.5 million of the loan was funded and the remaining $8.9 million was available for future disbursements to be used for tenant improvements and leasing commissions, subject to certain terms and conditions contained in the loan documents. The Oakland City Center Mortgage Loan bears interest at a floating rate of 175 basis points over one-month LIBOR and matures on September 1, 2022.

(e)	Amount is net of $1.1 million of deferred financing costs incurred in connection with the Oakland City Center Mortgage Loan.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2017
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Strategic Opportunity REIT II Historical (a)	Oakland City Center		Pro Forma Total
Revenues:
Hotel revenues	$11,313	$—		$11,313
Office revenues	3,606	8,178	(b)	11,784
Apartment revenues	3,438	—		3,438
Interest income from real estate loans receivable	200	—		200
Total revenues	18,557	8,178		26,735
Expenses:
Hotel expenses	9,032	—		9,032
Office expenses	1,177	3,083	(c)	4,260
Apartment expenses	1,698	—		1,698
Asset management fees to affiliate	1,081	602	(d)	1,683
General and administrative expenses	1,346	—		1,346
Depreciation and amortization	5,467	3,340	(e)	8,807
Interest expense	3,544	1,379	(f)	4,923
Total expenses	23,345	8,404		31,749
Other income:
Other interest income	289	—		289
Equity in income of unconsolidated entity	26	—		26
Total other income	315	—		315
Net loss before income taxes	(4,473)	(226)		(4,699)
Income tax benefit	437	—		437
Net loss	(4,036)	(226)		(4,262)
Net loss attributable to noncontrolling interests	308	—		308
Net loss attributable to common stockholders	$(3,728)	$(226)		$(3,954)

Class A Common Stock:
Net loss attributable to common stockholders	$(2,143)			$(2,349)
Net loss per common share, basic and diluted	$(0.14)			$(0.15)
Weighted-average number of common shares outstanding, basic and diluted	14,972,092			15,682,257	(g)

Class T Common Stock:
Net loss attributable to common stockholders	$(1,585)			$(1,605)
Net loss per common share, basic and diluted	$(0.19)			$(0.19)
Weighted-average number of common shares outstanding, basic and diluted	8,373,537			8,373,537

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2017

(a)	Historical financial information derived from KBS SOR II’s Quarterly Report on Form 10-Q for the six months ended June 30, 2017.

(b)
Represents office revenues (not reflected in the historical statement of operations of KBS SOR II) for the six months ended June 30, 2017. Base rent is recognized on a straight‑line basis beginning on the pro forma acquisition date of January 1, 2016. Below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods. Tenant reimbursements for the six months ended June 30, 2017 are based on historical operations of the previous owners. The following is a summary of pro forma office revenues for the six months ended June 30, 2017:

Rental income	$7,431
Tenant reimbursements and other income	747
Total office revenues	$8,178

(c)
Represents office expenses (not reflected in the historical statement of operations of KBS SOR II) for the six months ended June 30, 2017. Operating, maintenance and management expenses and real estate taxes and insurance expenses are based on historical operations of the previous owners. The following is a summary of pro forma office expenses for the six months ended June 30, 2017:

Operating, maintenance, and management	$2,211
Real estate taxes and insurance	872
Total office expenses	$3,083

(d)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR II) for the six months ended June 30, 2017 that would be due to an affiliate of KBS SOR II had the property been acquired on January 1, 2016. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR II’s affiliated advisor equal to the lesser of one-twelfth of (i) 1.0% of the cost of its investments and (ii) 2.0% of the sum of the cost of its investments, less any debt secured by or attributable to the investments. The cost of the real property investments is calculated as the amount paid or allocated to acquire the real property, including the cost of any subsequent development, construction or improvements to the property and including fees and expenses related thereto (but excluding acquisition fees paid or payable to KBS SOR II’s affiliated advisor).

(e)
Represents depreciation and amortization expense for the six months ended June 30, 2017 based on the estimated fair values of tangible assets and identifiable intangible assets as of the date of acquisition. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant origination and absorption cost is recognized using the straight-line method over the life of the related lease.

(f)
Represents interest expense and loan fee amortization expense incurred on the Oakland City Center Mortgage Loan, which bears interest at a floating rate of 175 basis points over one-month LIBOR, maturing September 1, 2022.

(g)
Represents pro forma weighted-average number of Class A common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS SOR II’s initial public offering used to complete the acquisitions were raised as of January 1, 2016 and KBS SOR II received a gross offering price of $10.00 per Class A share.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Strategic Opportunity REIT II Historical (a)	Oakland City Center		Pro Forma Total
Revenues:
Hotel revenues	$24,807	$—		$24,807
Office revenues	5,224	14,685	(b)	19,909
Apartment revenues	890	—		890
Interest income from real estate loan receivable	399	—		399
Total revenues	31,320	14,685		46,005
Expenses:
Hotel expenses	17,592	—		17,592
Office expenses	1,378	6,362	(c)	7,740
Apartment expenses	353	—		353
Asset management fees to affiliate	1,340	1,205	(d)	2,545
Real estate acquisition fees to affiliate	3,759	—		3,759
Real estate acquisition fees and expenses	946	—		946
General and administrative expenses	2,503	—		2,503
Depreciation and amortization	7,848	5,469	(e)	13,317
Interest expense	3,797	2,338	(f)	6,135
Total expenses	39,516	15,374		54,890
Other income:
Other interest income	227	—		227
Equality in income of unconsolidated entity	80	—		80
Casualty-related income, net	1,394	—		1,394
Total other income	1,701	—		1,701
Net loss	(6,495)	(689)		(7,184)
Net loss attributable to noncontrolling interest	5	—		5
Net loss attributable to common stockholders	$(6,490)	$(689)		$(7,179)

Class A Common Stock:
Net loss attributable to common stockholders	$(5,534)			$(6,364)
Net loss per common share, basic and diluted	$(0.43)			$(0.41)
Weighted-average number of common shares outstanding, basic and diluted	12,725,125			15,682,257	(g)

Class T Common Stock:
Net loss attributable to common stockholders	$(956)			$(815)
Net loss per common share, basic and diluted	$(0.46)			$(0.39)
Weighted-average number of common shares outstanding, basic and diluted	2,089,816			2,089,816

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

(a)	Historical financial information derived from KBS SOR II’s Annual Report on Form 10-K for the year ended December 31, 2016.

(b)
Represents office revenues (not reflected in the historical statement of operations of KBS SOR II) for the year ended December 31, 2016. Base rent is recognized on a straight‑line basis beginning on the pro forma acquisition date of January 1, 2016. Below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods. Tenant reimbursements for the year ended December 31, 2016 are based on historical operations of the previous owners. The following is a summary of pro forma office revenues for the year ended December 31, 2016:

Rental income	$13,388
Tenant reimbursements and other income	1,297
Total office revenues	$14,685

(c)
Represents office expenses (not reflected in the historical statement of operations of KBS SOR II) for the year ended December 31, 2016. Operating, maintenance and management expenses and real estate taxes and insurance expenses are based on historical operations of the previous owners. The following is a summary of pro forma office expenses for the year ended December 31, 2016:

Operating, maintenance, and management	$4,501
Real estate taxes and insurance	1,861
Total office expenses	$6,362

(d)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR II) for the year ended December 31, 2016 that would be due to an affiliate of KBS SOR II had the property been acquired on January 1, 2016. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR II’s affiliated advisor equal to the lesser of one-twelfth of (i) 1.0% of the cost of its investments and (ii) 2.0% of the sum of the cost of its investments, less any debt secured by or attributable to the investments. The cost of the real property investments is calculated as the amount paid or allocated to acquire the real property, including the cost of any subsequent development, construction or improvements to the property and including fees and expenses related thereto (but excluding acquisition fees paid or payable to KBS SOR II’s affiliated advisor).

(e)
Represents depreciation and amortization expense for the year ended December 31, 2016 based on the estimated fair values of tangible assets and identifiable intangible assets as of the date of acquisition. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant origination and absorption cost is recognized using the straight-line method over the life of the related lease.

(f)
Represents interest expense and loan fee amortization expense incurred on the Oakland City Center Mortgage Loan, which bears interest at a floating rate of 175 basis points over one-month LIBOR, maturing September 1, 2022.

(g)
Represents pro forma weighted-average number of Class A common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS SOR II’s initial public offering used to complete the acquisitions were raised as of January 1, 2016 and KBS SOR II received a gross offering price of $10.00 per Class A share.